CSFB 2003-AR26

October 15, 2003

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR26

$[1,280,000,000]

(Approximate)

Expected Investor Settlement Date:  October [31], 2003

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

ABN AMRO Mortgage Group, Inc.

Seller and Servicer

[National City Mortgage Co.]

Servicer

Fairbanks Capital Corp.

Servicer and Special Servicer

Chase Manhattan Mortgage Corporation

Master Servicer

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

JPMorgan Chase Bank

Trust Administrator

[U.S. Bank National Association]

Trustee

Credit Suisse First Boston LLC

Underwriter

Credit Suisse First Boston

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is revised; however, it will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC trading desk at (212) 538-3831.

I.

TRANSACTION SUMMARY – OFFERED CERTIFICATES

Class	Type	Exp’d Rating(1)	Original Balance (+/-5%)	Initial Coupon	Avg. Life(2)	Bench- Mark	CPR	Proj. Net Margin (3)	W.A. MTR
I-A-1	Senior/WAC/PT	AAA/Aaa	$[54,000,000]	[4.061]% (4)	[1.84]	Swaps	25	[1.93]%	[33]
II-A-1	Senior/WAC/PT	AAA/Aaa	$[340,000,000]	[4.294]%(5)	[2.49]	Swaps	25	[1.96]%	[58]
III-A-1	Senior/WAC/PT	AAA/Aaa	$[104,000,000]	[4.371]% (6)	[2.50]	Swaps	25	[2.35]%	[59]
IV-A-1	Senior/WAC/PT	AAA/Aaa	$[30,000,000]	[4.595]% (7)	[2.80]	Swaps	25	[1.95]%	[81]
V-A-1	Senior/WAC/PT	AAA/Aaa	$[32,000,000]	[4.544]% (8)	[3.04]	Swaps	25	[1.82]%	[117]
VI-A-1	Senior/WAC/PT	AAA/Aaa	$[105,000,000]	[4.335]% (9)	[2.52]	Swaps	25	[1.92]%	[59]
VII-A-1	Senior/WAC/PT	AAA/Aaa	$[70,000,000]	[4.118]% (10)	[1.81]	Swaps	25	[2.03]%	[32]
VIII-A-1	Senior/WAC/PT	AAA/Aaa	$[200,000,000]	[4.563]% (11)	[2.52]	Swaps	25	[2.04]%	[58]
IX-A-1	Senior/Floater	AAA/Aaa	$[260,000,000]	[1.57]% (12)	[2.47]	1M LIBOR	30	[N/A]	[32]
AR	Senior/Residual	AAA/NR	$[100]	[4.061]% (13)	[N/A]	[N/A]	[N/A]	[N/A]	[N/A]
C-B-1	Subordinate/WAC	AA/[Aa3]	$[TBA]	[TBA]%(14)	[TBA]	Treasury	25	[TBA]	[TBA]
C-B-2	Subordinate/WAC	A/[A3]	$[TBA]	[TBA]% (14)	[TBA]	Treasury	25	[TBA]	[TBA]
C-B-3	Subordinate/WAC	BBB/[Baa3]	$[TBA]	[TBA]% (14)	[TBA]	Treasury	25	[TBA]	[TBA]
IX-M-1	Subordinate/Floater	[AA]/[Aa2]	$[6,500,000]	[2.12]%(15)	[4.52]	1M LIBOR	30	[N/A]	[32]
IX-M-2	Subordinate/Floater	[A+]/[A1]	$[4,000,000]	[2.92]%(16)	[4.20]	1M LIBOR	30	[N/A]	[32]
IX-M-3	Subordinate/Floater	[A-]/[A3]	$[2,500,000]	[3.52]%(17)	[3.45]	1M LIBOR	30	[N/A]	[32]

Information is REVISED and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

(1)

The Group I, Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII and Group IX Certificates (as defined herein) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.  Neither the Class C-B-6 nor the Class IX-X Certificates will be rated.

(2)

The weighted average life to respective weighted average reset dates is shown with respect to the Group I, Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII and Class C-B-1, Class C-B-2, and Class C-B-3 Certificates.  The weighted average life to optional termination is shown with respect to the Group IX Certificates.

(3)

Based on weighted average information on the assumed collateral as of the Cut-off Date.

(4)

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately [4.061]% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

(5)

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [4.294]% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

(6)

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [4.371]% per annum.  After the first distribution date, the per annum pass-through rate on the Class III-A-1 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

(7)

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [4.595]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-1 Certificates will equal the weighted average of the net interest rates on the group IV mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

(8)

The initial pass-through rate on the Class V-A-1 Certificates is expected to be approximately [4.544]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-A-1 Certificates will equal the weighted average of the net interest rates on the group V mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

(9)

The initial pass-through rate on the Class VI-A-1 Certificates is expected to be approximately [4.335]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VI-A-1 Certificates will equal the weighted average of the net interest rates on the group VI mortgage loans (30/360 accrual basis, 24 day delay).

(10)

The initial pass-through rate on the Class VII-A-1 Certificates is expected to be approximately [4.118]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VII-A-1 Certificates will equal the weighted average of the net interest rates on the group VII mortgage loans (30/360 accrual basis, 24 day delay).

(11)

The initial pass-through rate on the Class VIII-A-1 Certificates is expected to be approximately [4.563]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VIII-A-1 Certificates will equal the weighted average of the net interest rates on the group VIII mortgage loans (30/360 accrual basis, 24 day delay).

(12)

The initial pass-through rate on the Class IX-A-1 Certificates is expected to be approximately [1.57]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IX-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [0.45]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group IX mortgage loans the Class IX-A-1 certificate margin will increase to [0.90]%.

(13)

The initial pass-through rate on the Class AR Certificates is expected to be approximately [4.061]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

(14)

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, group III, group IV, group V (in each case less [0.02]%), group VI, group VII, and group VIII mortgage loans as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

(15)

The initial pass-through rate on the Class IX-M-1 Certificates is expected to be approximately [2.12]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IX-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [1.00]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group IX mortgage loans the Class IX-M-1 certificate margin will increase to [1.50]%.

(16)

The initial pass-through rate on the Class IX-M-2 Certificates is expected to be approximately [2.92]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IX-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [1.80]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group IX mortgage loans the Class IX-M-2 certificate margin will increase to [2.30]%.

(17)

The initial pass-through rate on the Class IX-M-3 Certificates is expected to be approximately [3.52]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IX-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [2.40]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group IX mortgage loans the Class IX-M-3 certificate margin will increase to [2.90]%.

I.

TRANSACTION SUMMARY – NON-OFFERED CERTIFICATES

Class	Type	Exp’d Rating(1)	Original Balance (+/- 5%)	Initial Coupon	Avg. Life	Spread Guidance	Bench- mark	CPR	Proj. Net Margin (2)	W.A. MTR
C-B-4	Subordinate/WAC	BB/[Ba3]	[TBA]	[TBA]%(3)	[TBA]	[TBA]	[TBA]	25	[TBA]	[TBA]
C-B-5	Subordinate/WAC	B/[B3]	[TBA]	[TBA]%3	[TBA]	[TBA]	[TBA]	25	[TBA]	[TBA]
C-B-6	Subordinate/WAC	NR/NR	[TBA]	[TBA]%3	[TBA]	[TBA]	[TBA]	25	[TBA]	[TBA]
IX-X	OC/Excess Interest	NR/NR	$[0.00]	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

(1)

The Group C-B Certificates (other than the Class C-B-6 Certificates) may be rated only by one or both rating agencies. Neither the Class C-B-6 Certificates nor the Class IX-X Certificates will be rated.

(2)

Based on weighted average information on the assumed collateral as of the Cut-off Date.

(3)

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, group III, group IV, group V, group VI, group VII, and group VIII (for groups I, II, III, IV, and V less [0.02]%) as further described in the prospectus supplement mortgage loans (30/360 accrual basis, 24 day delay).

II.

COLLATERAL SUMMARY

NOTE:  REVISED INFORMATION CONTAINED HEREIN REFLECTS THE OCTOBER 1, 2003 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP I COLLATERAL DETAILS
WAC	[4.487]%	Average Loan Balance	$[514,536.58]
WA Net WAC	[4.081]%	Maximum Loan Balance	$[999,999.99]
WA Gross Margin	[2.353]%	California Concentration	[29.94]%
WA Net Margin	[1.947]%	WA Original LTV	[71.47]%
Index: 6 Month LIBOR	[68.03]%	WA Credit Score	[711]
1 Year LIBOR	[29.55]%	Full/Alt Doc	[60.70]%
1 Year CMT	[2.42]%	Reduced Doc	[26.8]%

WA Months to Reset	[33]
Interest Only Loans	[13.93]%
WAM	[358]
LOAN GROUP II COLLATERAL DETAILS
WAC	[4.704]%	Average Loan Balance	$[486,330.09]
WA Net WAC	[4.314]%	Maximum Loan Balance	$[2,899,999.99]
WA Gross Margin	[2.370]%	California Concentration	[62.20]%
WA Net Margin	[1.980]%	WA Original LTV	[70.94]%
Index: 6 Mnth LIBOR	[86.63]%	WA Credit Score	[726]
1 Year LIBOR	[8.56]%	Full/Alt Doc	[69.1]%
1 Year CMT	[4.80]%	Reduced Doc	[24.4]%

WA Months to Reset	[58]
Interest Only Loans	[11.69]%
WAM	[358]
LOAN GROUP III COLLATERAL DETAILS
WAC	[4.771]%	Average Loan Balance	$[505,765.09]
WA Net WAC	[4.391]%	Maximum Loan Balance	$[1,000,000.00]
WA Gross Margin	[2.750]%	California Concentration	[49.37]%
WA Net Margin	[2.370]%	WA Original LTV	[69.25]%
Index: 6 Month LIBOR	[0.00]%	WA Credit Score	[737]
1 Year LIBOR	[0.00]%	Full/Alt Doc	[100.00]%
1 Year CMT	[100.00]%	Reduced Doc	[0.00]%
WA Months to Reset	[59]
Interest Only Loans	[0.00]%
WAM	[359]

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  REVISED INFORMATION CONTAINED HEREIN REFLECTS THE OCTOBER 1, 2003 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP IV COLLATERAL DETAILS
WAC	[4.931]%	Average Loan Balance	$[410,487.08]
WA Net WAC	[4.615]%	Maximum Loan Balance	$[753,239.51]
WA Gross Margin	[2.282]%	California Concentration	[23.53]%
WA Net Margin	[1.966]%	WA Original LTV	[72.31]%
Index: 6 Month LIBOR	[16.71]%	WA Credit Score	[744]
1 Year LIBOR	[83.29]%	Full/Alt Doc	[89.0]%
1 Year CMT	[0.00]%	Reduced Doc	[11.0]%
WA Months to Reset	[81]
Interest Only Loans	[0.00]%
WAM	[357]
LOAN GROUP V COLLATERAL DETAILS
WAC	[4.979]%	Average Loan Balance	$[466,894.64]
WA Net WAC	[4.564]%	Maximum Loan Balance	$[997,591.89]
WA Gross Margin	[2.257]%	California Concentration	[14.45]%
WA Net Margin	[1.842]%	WA Original LTV	[66.44]%
Index: 6 Month LIBOR	[12.15]%	WA Credit Score	[735]
1 Year LIBOR	[87.85]%	Full/Alt Doc	[91.8]%
1 Year CMT	[0.00]%	Reduced Doc	[7.9]%
WA Months to Reset	[117]
Interest Only Loans	[0.00]%
WAM	[357]
LOAN GROUP VI COLLATERAL DETAILS
WAC	[4.715]%	Average Loan Balance	$[488,864.75]
WA Net WAC	[4.335]%	Maximum Loan Balance	$[1,000,000.00]
WA Gross Margin	[2.304]%	California Concentration	[42.88]%
WA Net Margin	[1.924]%	WA Original LTV	[71.30]%
Index: 6 Month LIBOR	[79.57]%	WA Credit Score	[720]
1 Year LIBOR	[17.77]%	Full/Alt Doc	[68.7]%
1 Year CMT	[2.66]%	Reduced Doc	[14.6]%
WA Months to Reset	[59]
Interest Only Loans	[27.54]%
WAM	[359]

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  REVISED INFORMATION CONTAINED HEREIN REFLECTS THE OCTOBER 1, 2003 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP VII COLLATERAL DETAILS
WAC	[4.508]%	Average Loan Balance	$[176,147.67]
WA Net WAC	[4.118]%	Maximum Loan Balance	$[322,700.00]
WA Gross Margin	[2.423]%	California Concentration	[21.88]%
WA Net Margin	[2.034]%	WA Original LTV	[75.68]%
Index: 6 Month LIBOR	[53.56]%	WA Credit Score	[713]
1 Year LIBOR	[45.16]%	Full/Alt Doc	[43.8]%
1 Year CMT	[1.28]%	Reduced Doc	[21.5]%
WA Months to Reset	[32]
Interest Only Loans	[15.59]%
WAM	[358]

LOAN GROUP VIII COLLATERAL DETAILS
WAC	[4.956]%	Average Loan Balance	$[195,243.64]
WA Net WAC	[4.563]%	Maximum Loan Balance	$[322,700.00]
WA Gross Margin	[2.433]%	California Concentration	[35.63]%
WA Net Margin	[2.040]%	WA Original LTV	[74.12]%
Index: 6 Month LIBOR	[67.63]%	WA Credit Score	[720]
1 Year LIBOR	[30.11]%	Full/Alt Doc	[45.6]%
1 Year CMT	[2.26]%	Reduced Doc	[28.6]%
WA Months to Reset	[58]
Interest Only Loans	[43.09]%
WAM	[358]

AGGREGATE LOAN GROUPS I, II, III, IV, V, VI, VII AND VIII COLLATERAL DETAILS
WAC	[4.756]%	Average Loan Balance	$[333,821.13]
WA Net WAC	[4.368]%	Maximum Loan Balance	$[2,899,999.99]
WA Gross Margin	[2.414]%	California Concentration	[45.04]%
WA Net Margin	[2.027]%	WA Original LTV	[71.77]%
Index: 1 Year LIBOR	[22.44]%	WA Credit Score	[724]
6 Mnth LIBOR	[63.78]%	Full Doc/Alt Doc	[66.4]%
1 Year CMT	[13.78]%	Reduced Doc	[20.4]%
WA Months to Reset	[57]
Interest Only Loans	[18.63]%
WAM	[358]

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  REVISED INFORMATION CONTAINED HEREIN REFLECTS THE OCTOBER 1, 2003 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP IX COLLATERAL DETAILS
WAC	[6.483]%	Average Loan Balance	$[259,092.84]
WA Net WAC	[6.198]%	Maximum Loan Balance	$[1,000,000.00]
WA Gross Margin	[4.074]%	California Concentration	[45.29]%
WA Net Margin	[3.788]%	WA Original LTV	[80.83]%
Index: 6 Month LIBOR	[98.52]%	WA Credit Score	[684]
1 Year LIBOR	[1.23]%	Full/Alt Doc	[11.4]%
1 Year CMT	[0.26]%	Reduced Doc	[26.7]%
WA Months to Reset	[32]
Interest Only Loans	[18.34]%
WAM	[358]

 III.

NET FUNDS CAP

Group IX Net Funds Cap:

The annual pass-through rate on each Class of the Group IX Certificates (other than the Class IX-X Certificates) is subject to the Net Funds Cap.

On any distribution date, the Net Funds Cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Balance of the group IX mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the Maximum Interest Rate) on any Class of Group IX Certificates (other than the Class IX-X Certificates) is limited by the Net Funds Cap, such difference will constitute a Basis Risk Shortfall.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for any class of Group IX Certificates (other than the Class IX-X Certificates), such class will be entitled to the amount of such Basis Risk Shortfall in accordance with the priority of payments described in the Prospectus Supplement, only to the extent of funds available therefor. Such class will be entitled to receive the amount of any Basis Risk Shortfall on a subordinated basis from Monthly Excess Cashflow treated as paid from and to the extent of funds on deposit in a reserve fund (the “Basis Risk Reserve Fund”). The source of funds on deposit in the Basis Risk Reserve Fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class IX-X Certificates.

IV.

CREDIT ENHANCEMENT (GROUPS I, II, III, IV, V, VI, VII AND VIII)

Subordination:

The Group I, Group II, Group III, Group IV, Group V, Group VI, Group VII and Group VIII Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I, II, III, IV, V, VI, VII and VIII mortgage loans prior to the Group I, Group II, Group III, Group IV, Group V, Group VI, Group VII and Group VIII Certificates.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I, II, III, IV, V, VI, VII and VIII will initially equal [4.00]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [TBD]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [TBD]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [TBD]%.

NOTE:  The Group C-B Certificates represent interests in the group I, II, III, IV, V, VI, VII and VIII mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Shifting of Interests:

Except as described below, the Group I, Group II, Group III, Group IV, Group V, Group VI, Group VII and Group VIII Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [seventh] anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-Collateralization:

In certain limited circumstances, principal and interest collected from any of the loan group I, II, III, IV, V, VI, VII, and VIII mortgage loans may be used to pay principal or interest, or both, to Senior Certificates (other than the Group IX Certificates) unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses in excess of certain amounts, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II, III, IV, V, VI, VII and VIII; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II, Group III, Group IV, Group V, Group VI, Group VII or Group VIII Certificates for these types of losses.

Note:

Collateral information contained herein is revised and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, IV, V, VI, VII and VIII will equal the aggregate principal balance of the Groups I, II, III, IV, V, VI, VII, VIII and C-B Certificates.

V.

CREDIT ENHANCEMENT (Group IX)

Overcollateralization:

The group IX mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group IX Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group IX Certificates in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group IX mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group IX mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group IX mortgage loans.

Subordination:

The Class IX-A-1 Certificates will have a payment priority over the Group IX Subordinate Certificates.  Each class of Group IX Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group IX mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group IX Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of each class of Group IX Subordinate Certificates is reduced to zero.

Cross-Collateralization:

Each month, certain interest payments on the Group I, Group II, Group III, Group IV and Group V mortgage loans will be allocated to Group IX available funds increasing available excess interest.  These interest payments will be added to the Group IX available funds concurrently with interest distributions being made on the Group I, II, III, IV and V Certificates.

VI.

SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR26.
Depositor:	[Credit Suisse First Boston Mortgage Securities Corp.]
Sellers:	DLJ Mortgage Capital, Inc.; Washington Mutual Mortgage Securities Corp. (“WMMSC”); ABN AMRO Mortgage Corp, Inc. (“ABN”).
Servicers:	Fairbanks Capital Corp. (“Fairbanks”; See “Fairbanks Servicing Risk Factor” herein); WMMSC; ABN; [National City Mortgage Co. (“NATCITY)”].
Master Servicer:	Chase Manhattan Mortgage Corporation.
Sole Underwriter:	Credit Suisse First Boston LLC.
Trust Administrator:	JPMorgan Chase Bank.
Trustee:	[U.S. Bank National Association].
Cut-off Date:	October 1, 2003.
Pricing Date:	On or about October [TBA], 2003.
Closing Date:	On or about October [29], 2003.
Inv. Settlement Date:	On or about October [31], 2003.
Offered Certificates:

Class I-A-1 and Class AR Certificates (the “Group I Certificates”);

Class II-A-1 Certificates (the “Group II Certificates”);

Class III-A-1 Certificates (the “Group III Certificates”);

Class IV-A-1 Certificates (the “Group IV Certificates”);

Class V-A-1 Certificates (the “Group V Certificates”);

Class VI-A-1 Certificates (the “Group VI Certificates”);

Class VII-A-1 Certificates (the “Group VII Certificates”);

Class VIII-A-1 Certificates (the “Group VIII Certificates”);

Class IX-A-1 Certificates (the “Group IX Senior Certificates”);

Class IX-M-1, Class IX-M-2 and Class IX-M-3 Certificates (the “Group IX Subordinate Certificates,” and together with the Group IX Senior Certificates and the Class IX-X Certificates, the “Group IX Certificates”);

The Group I Certificates, Group II Certificates, Group III Certificates, Group IV Certificates, Group V Certificates, Group VI Certificates, Group VII Certificates, Group VIII Certificates and Group IX Senior Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates and the Group IX Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”), and the Class IX-X Certificates.
Distribution Dates:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in November 2003.
Accrual Periods:

For any distribution date, the Ooffered Ccertificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date; except for the Group IX Certificates, which accrue on an ACT/360 basis from the period commencing on the immediately preceding distribution date (or [the closing date], in the case of the first accrual period) and ending on the day immediately preceding such distribution date.

Delay Days:	24 days, except for the Group IX Certificates, which have a 0 day delay.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the group I, group II, group III, group IV, group V, group VI, group VII and group VIII mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group I, group II, group III, group IV, group V, group VI, group VII and group VIII mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII and Group C-B Certificates.  On any distribution date on which the aggregate outstanding stated principal balance of the group IX mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group IX mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group IX Certificates.

Certificate Ratings:

The Offered Certificates are expected to be rated by Moody’s Investors Service Inc. (“Moody’s”) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in Section I above.  The Group C-B Certificates may be rated by Moody’s and/or S&P.

ERISA Eligibility:

The Offered Certificates, other than the AR Certificates, are expected to be eligible for purchase by persons investing employee benefit plan or individual retirement account assets, subject to considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

Each Servicer (or if a Servicer, other than WMMSC or ABN, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest:	Each Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.
Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately [1,279,440,009.30] and consists of approximately [4,070] adjustable rate mortgage loans secured by first liens on residential properties.  Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust semi-annually or annually based on an index plus a margin.  The mortgage pool consists of nine groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of 2 or 3 years; Groups II & III are generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group IV is generally comprised of mortgage loans with an initial fixed rate period of 7 years; Group V is generally comprised of mortgage loans with an initial fixed rate period of 10 years; Group VI is generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group VII is generally comprised of mortgage loans with an initial fixed rate period of 2 or 3 years Group VIII is generally comprised of mortgage loans with an initial fixed rate period of 5 years and Group IX is generally comprised of mortgage loans with an initial fixed rate period of 6 months and 1, 2, 3 or 5 years.

NOTE:  Information contained herein reflects the October 1, 2003 Cut-off Date scheduled balances. Collateral information contained herein is REVISED and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, IV, V, VI, VII, VIII and IX will equal the aggregate principal balance of the Groups I, II, III, IV, V, VI, VII, VIII, IX and C-B Certificates

Designation

Number of Mortgage Loans

Cut-off Date Principal Balance

Group I

[111]

$[57,113,560.09]

Group II

[743]

$[361,343,255.14]

Group III

[219]

$[110,762,554.41]

Group IV

[79]

$[32,428,479.49]

Group V

[73]

$[34,083,308.69]

Group VI

[ 235]

$[114,883,215.44]

Group VII

[ 442]

$[77,857,269.96]

Group VIII

[ 1108]

$[216,329,953.71]

Group IX

[1,060]

$[274,638,412.36]

Approximately [13.93]%, [11.69]%, [0.00]%, [0.00]%, [0.00]%, [27.54]%, [15.60]%, [43.09]% and [18.34]% of the groups I, II, III, IV, V, VI, VII, VIII and IX mortgage loans, respectively, require only payments of interest during the initial fixed period.

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

SMMEA:

The Senior Certificates, Class C-B-1 Certificates and the Class IX-M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Fairbanks Servicing Risk Factor:

On April 30, 2003, S&P announced that it lowered Fairbanks’ “Strong” residential servicing rankings for non-prime and special servicing to “Below Average” with a “Stable” outlook.  As a result, Fairbanks’ status as an S&P “Select Servicer” has been withdrawn by S&P.

On May 5, 2003, Moody’s announced that it downgraded Fairbanks’ ratings as a primary servicer of residential subprime mortgage loans and as a special servicer from “Strong” to “Below Average”.

On October 8, 2003, Fitch announced that it had downgraded Fairbanks’ residential primary servicer ratings for subprime and home equity from “RPS3- Rating Watch Evolving” to “RPS3- Rating Watch Negative”.  Fitch also downgraded Fairbanks’ Alt-A primary servicer rating from “RPS3 Rating Watch Evolving” to “RPS3 Rating Watch Negative” and Fairbanks’ special servicer rating from “RSS3 Rating Watch Evolving” to “RSS3 Rating Watch Negative”.

An affiliate of the Depositor is a lender under one or more of Fairbanks’ credit facilities.

Fairbanks is currently subject to a significant number of lawsuits styled as class actions which assert claims under various federal and state consumer protection laws as well as state common law.  It is impossible to estimate with certainty the ultimate legal and financial liability with respect to such claims and legal actions, and an adverse judgment or settlement in one or more of such claims or legal actions could have a significant adverse effect on the financial condition or results of Fairbanks and/or could adversely affect Fairbanks’ ability to perform, or the quality of its performance, as servicer of the mortgage loans serviced by Fairbanks.

HUD and the FTC are conducting reviews of Fairbanks’ policies and practices.  In addition, Fairbanks is experiencing an increased level of scrutiny from various state regulators. A few states have commenced formal investigations.

On June 12, 2003, Senator Barbara Mikulski of Maryland asked the DOJ to work together with HUD in its review of Fairbanks’ policies and practices.  Such action, if taken, could include an investigation of Fairbanks by DOJ.  Prior to that request Fairbanks had met with representatives of HUD’s Inspector General and DOJ.

Fairbanks has informed the Depositor that Fannie Mae continues to review its servicing practices and procedures.  Fairbanks has also informed the Depositor that it cannot add additional Fannie Mae-owned loans to its servicing or subservicing portfolio after October 2003.  There can be no assurance that Fannie Mae’s continuing review or the results thereof will not have a significant adverse effect on Fairbanks, its status as a Fannie Mae-approved seller/servicer, or its financial condition.  The occurrence of one or more of the foregoing events could lead to a transfer of Fairbanks’ servicing responsibilities, which, in turn, may result in delays in distributions on the certificates and/or losses on the certificates.

Fairbanks has informed the Depositor that it is in the midst of dealing with the rating agencies, its  customers, investors and regulators and that it cannot state definitively what the ultimate outcome of these issues will be.  Fairbanks has informed the Depositor that due to these current and potential future adverse events, future income from its operations may be negatively impacted.

If any of the developments described above is determined adversely to Fairbanks, this could lead to further downgrades by one or more rating agencies, a transfer of Fairbanks’ servicing responsibilities, increased delinquencies on the mortgage loans serviced by Fairbanks, delays in distributions or losses on the certificates or any combination of these events. In addition, such developments could result in Fairbanks’ insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that Fairbanks could reorganize successfully in bankruptcy.

Priority of Distributions (Groups I, II, III, IV, V, VI, VII and VIII):	Distributions will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1. First, to the related Senior Certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal Balances.or notional amounts, as applicable;

2. Second, to the related Senior Certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal (Groups I, II, III, IV, V, VI, VII and VIII)”;

3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
4. Fourth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal (Groups I, II, III, IV, V, VI, VII, and VIII):

On each distribution date, an amount up to the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class AR and Class I-A-1 Certificates, sequentially, in that order, until the Class Principal Balance of such class has been reduced to zero.

On each distribution date, an amount up to the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class II-A-1, until the Class Principal Balances have been reduced to zero.

On each distribution date, an amount up to the Group III Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class III-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group IV Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group V Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class V-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group VI Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class VI-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group VII Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class VII-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group VIII Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class VIII-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.  Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

Distributions of Interest (Group IX): Distributions of Principal (Group IX):

The pass-through rate for each class of Group IX Certificates, other than the Class IX-X Certificates, for each distribution date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the Group IX Net Funds Cap, and (iii) [11.00%].

The Principal Payment Amount will be paid on each distribution date as follows:

I. On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class IX-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class IX-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class IX-M-2 Certificates, until its Class Principal Balance has been reduced to zero;

(iv)

to the Class IX-M-3 Certificates, until its Class Principal Balance has been reduced to zero;

(v)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group IX)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iv) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class IX-A-1 Certificates, the Senior Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class IX-M-1 Certificates, the Class IX-M-1 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class IX-M-2 Certificates, the Class IX-M-2 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(iv)

to the Class IX-M-3 Certificates, the Class IX-M-3 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(v)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group IX)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iv) above.

Distribution of Monthly Excess Cashflow (Group IX):

On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A) until the aggregate Class Principal Balance of the Group IX Certificates equals the Aggregate Loan Balance of the group IX mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the Group IX Certificates, in the following order of priority:

(a)

to the Class IX-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(b)

to the Class IX-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(c)

to the Class IX-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(d)

to the Class IX-M-3 Certificates, until its Class Principal Balance has been reduced to zero; and

(B) on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “Distributions of Principal (Group IX)” above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)    to the Class IX-A-1 Certificates, any Basis Risk Shortfall for such class;

(3)    to the Class IX-M-1 Certificates, any Basis Risk Shortfall for such class;

(4)    to the Class IX-M-2 Certificates, any Basis Risk Shortfall for such class;

(5)    to the Class IX-M-3 Certificates, any Basis Risk Shortfall for such class;

(6)    to the Class IX-M-1 Certificates, any Carryforward Interest for such class;

(7)    to the Class IX-M-1 Certificates, any Deferred Amount for such class;

(8)    to the Class IX-M-2 Certificates, any Carryforward Interest for such class;

(9)    to the Class IX-M-2 Certificates, any Deferred Amount for such class;

(10)  to the Class IX-M-3  Certificates, any Carryforward Interest for such class;

(11)  to the Class IX-M-3 Certificates, any Deferred Amount for such class;

(12)  to the Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

(13) to the Class IX-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

(14) to the Class AR Certificates, any remaining amount.  It is not anticipated that any amounts will be distributed to the Class AR Certificates under this clause (14).

IXI.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	brett.marvin@csfb.com
Brian Murphy Vice President Whole Loan ARM Trading & Structuring	212-538- 3734	212-743-5384	brian.murphy.2@csfb.com
Andrew Belcher Associate Whole Loan ARM Structuring	212-538- 3831	212-743-5384	andrew.belcher@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	john.p.graham@csfb.com
Peter J. Sack Vice President	212-325-7892	212-743-5261	peter.sack@csfb.com
Bruce Kaiserman Vice President	212-538-1962	917-326-7936	bruce.kaiserman@csfb.com
Josef Bittman Associate	212-538-6611	212-743-4506	josef.bittman@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Mark Roszko Director	212-325-4763	212-325-8334	mark.roszko@csfb.com
Jim Buccola Associate	212-325-6926	212-743-4740	james.buccola@csfb.com